Electronically Filed
1/23/2018 10:44 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of LIGHTSCAPE TECHNOLOGIES INC., a Nevada Corporation,	CASE NO.: A-17-766463-C DEPT NO.: XXIX

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 23rd day of January, 2018, the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 23rd day of January, 2018.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 23rd day of January, 2018, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Lightscape Technologies Inc.
c/o Incorp Services, Inc.
3773 Howard Hughes Parkway, Suite 500S
Las Vegas, NV 89169

Dr. Charles Cheung
Lightscape Technologies Inc.
2360 Corporate Circle, Suite 400
Henderson, NV 89074

Pacific Stock Transfer
6725 Via Austi Parkway, Suite 300
Las Vegas, NV 89119

Lightscape Technolgies Inc.
506, South Small Street, 3rd Bldg., Unit 2
Guangqumen, Chongwen District
Beijing, R.P.C.

Lightscape Technologies Inc.
18/F, 318 Hennessy Road W Square
Wan Chai, Hong Kong China

AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
1/23/2018 10:27 AM
Steven D. Grierson
CLERK OF THE COURT

ORDR

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of LIGHTSCAPE TECHNOLOGIES INC., a Nevada Corporation,	CASE NO.: A-17-766463-C DEPT NO.: XXIX **ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, SMALL CAP COMPLIANCE, LLC's Application for Appointment of Custodian for LIGHTSCAPE TECHNOLOGIES INC., proper notice having been given to the officers and directors of LIGHTSCAPE TECHNOLOGIES INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner SMALL CAP COMPLIANCE, LLC is hereby appointed custodian of LIGHTSCAPE TECHNOLOGIES INC.

2. SMALL CAP COMPLIANCE, LLC is hereby authorized to take all reasonable and prudent actions on behalf of LIGHTSCAPE TECHNOLOGIES INC. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts

and other agreements, initiating litigation in the name of LIGHTSCAPE TECHNOLOGIES INC. authorizing and issuing new shares of stock, and authorizing new classes of stock.

3. SMALL CAP COMPLIANCE, LLC shall reinstate LIGHTSCAPE TECHNOLOGIES INC. with the Nevada Secretary of State.

4. SMALL CAP COMPLIANCE, LLC shall provide reasonable notice to all shareholders of record of a Special Meeting of the stockholders to be held within a reasonable time after this Order is entered.

5. SMALL CAP COMPLIANCE, LLC, as custodian of LIGHTSCAPE TECHNOLOGIES INC. shall submit a report to this Court of the actions taken by the custodian every three (3) months while the custodianship remains active.

6. SMALL CAP COMPLIANCE, LLC shall file an amendment to the Articles of Incorporation for LIGHTSCAPE TECHNOLOGIES INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning SMALL CAP COMPLIANCE, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that LIGHTSCAPE TECHNOLOGIES INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, SMALL CAP COMPLIANCE, LLC, is authorized to continue the business of LIGHTSCAPE TECHNOLOGIES INC. for the benefit of the corporation and its shareholders.

(d) A statement that SMALL CAP COMPLIANCE, LLC will reinstate LIGHTSCAPE TECHNOLOGIES INC.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

IT IS SO ORDERED.

Dated this 27 day of Jan, 2018.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC